[LOGO] MFS(SM)                                                     Annual Report
INVESTMENT MANAGEMENT                                             for Year Ended
                                                               November 30, 1996
MFS(R) INTERMEDIATE INCOME FUND

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
         AMERICA LEARNS HOW "WE INVENTED THE MUTUAL FUND" (see page 27)
--------------------------------------------------------------------------------

TABLE OF CONTENTS
Letter from the Chairman ................................................... 1
Portfolio Managers' Overview ............................................... 3
Portfolio Managers' Profiles ............................................... 5
Fund Facts ................................................................. 6
Performance Summary ........................................................ 6
Portfolio of Investments ................................................... 8
Financial Statements .......................................................10
Notes to Financial Statements ..............................................16
Independent Auditors' Report ...............................................25
The MFS Family of Funds(R) .................................................28
Trustees and Officers ......................................................29

--------------------------------------------------------------------------------

   HIGHLIGHTS

  o FOR THE 12 MONTHS ENDED NOVEMBER 30, 1996, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 6.61%, WHILE CLASS B SHARES RETURNED 5.52%.

  o THE FUND'S ALLOCATION TO GOVERNMENT AGENCY MORTGAGE-BACKED PASS-THROUGH SECURITIES WAS INCREASED AS THIS MARKET HAS BENEFITED FROM HIGHER YIELDS, LESS PRICE SENSITIVITY, AND LOW MORTGAGE REFINANCINGS.

  o FOREIGN BOND MARKETS TURNED IN A STRONG PERFORMANCE OVER THE PAST YEAR, WITH EACH OF THE 15 DEVELOPED FOREIGN MARKETS TRACKED BY THE J.P. MORGAN INDICES OUTPERFORMING THE U.S. MARKET BY A SUBSTANTIAL MARGIN IN LOCAL CURRENCY TERMS.

  o THE FUND'S ALLOCATION TO FOREIGN BONDS WAS MAINTAINED NEAR THE 50% MAXIMUM LEVEL FOR VIRTUALLY THE ENTIRE YEAR, WITH EMPHASIS ON FOUR OF THE FIVE BEST- PERFORMING MARKETS: ITALY, SPAIN, AUSTRALIA, AND CANADA. INVESTMENTS IN FOREIGN SECURITIES MAY PROVIDE SUPERIOR RETURNS BUT ALSO INVOLVE GREATER RISKS.

--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

----------------------------

[Photo of A. Keith Brodkin]

----------------------------
   A. Keith Brodkin

Dear Shareholders:
The U.S. economy appears to have settled into a pattern of moderate growth and inflation -- two factors that we think can be important contributors to a favorable long-term investment climate. During the first quarter of 1996, real (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter. However, this unexpectedly high level was followed by a more moderate 2.0% pace during the third quarter. Overall, real growth in gross domestic product has surpassed our expectations this year, and we now expect that growth for all of 1996 could exceed 2.5%. While the consumer appears to be carrying an excessive debt load, this sector, which represents two-thirds of the economy, provided some support to the automobile and housing markets through much of the year. Consumer spending has also been positively impacted by widespread job growth and, more recently, modestly rising wages. Retail sales, which have been flat for several months, appear to be improving during the holiday shopping season. The economies of Europe and Japan, meanwhile, continue to be in the doldrums, weakening U.S. export markets. Finally, the capital spending plans of American corporations are far from robust. Thus, while economic growth should continue, we expect some slackening toward the end of the year.

  In the bond markets, persistent signs of economic weakness led to decreases in short-term interest rates by the Federal Reserve Board in late 1995 and early 1996. Should signs of more rapid economic growth and, particularly, of higher inflation resurface, we would expect the Fed to maintain its anti- inflationary stance. Through the middle of the year, bond markets traded in a narrow range as investors shifted between concern for the lack of a budget resolution in Washington and hope that sluggish economic reports and low inflation might lead to lower interest rates. Later, fixed-income markets began reacting to conflicting signals regarding the economy's strength with more volatile trading patterns marked by a downward bias in interest rates. Interest rates may move higher over the coming months, but we believe that, at current levels, fixed-income markets are equitably valued.

  Finally, as you may notice, this report to shareholders incorporates a number of changes which we hope you will find informative and useful. Following the Portfolio Managers' Overview, we have added new information on the Fund's holdings. Near the back of the report, telephone numbers and addresses are listed if you would like to contact MFS.

  We appreciate your support and welcome any questions or comments you may have.

Respectfully,
/s/ A. Keith Brodkin
    A. Keith Brodkin
    Chairman and President

December 12, 1996

PORTFOLIO MANAGERS' OVERVIEW

Dear Shareholders:
While the United States enjoyed a firm employment and growth environment during the past 12 months, many of our major trading partners experienced generally weak economic conditions. This, coupled with favorable fiscal and political developments, particularly in Europe, led to declining interest rates and created opportunities to earn attractive total returns in many of the international fixed-income markets in which the Fund has the flexibility to invest. Whereas U.S. interest rates rose during the past year, interest rates in many foreign economies declined sharply. For example, two-year U.S. Treasury yields, which were at 5.37% on December 1, 1995, increased to 5.59% by the end of November 1996, while yields on 10-year Treasuries rose from 5.75% to 6.05%. Yields on one-year government bonds in Italy, by way of comparison, declined from 11.43% to 7.56% over the same period. The ability to allocate up to 50% of its assets in international fixed-income markets benefited the Fund, helping to diversify the risk experienced in U.S.
Treasuries and adding to its performance.

  The Fund's net asset value (NAV), which stood at $8.59 for Class A shares and $8.58 for Class B shares on November 30, 1995, declined to $8.57 for both Class A and Class B shares as of November 30, 1996. When combined with the reinvestment of distributions, this represents a total return of 6.61% for Class A shares and 5.52% for Class B shares for the 12 months ended November 30, 1996. During this same period, the Lehman Brothers Intermediate Government Bond Index (an unmanaged index comprised of issues of the U.S. government and its agencies with remaining maturities of less than 10 years) returned 5.66%; the Lehman Brothers Mortgage Index (which includes maturities of both 15 and 30 years) returned 7.22%; and the J.P. Morgan Non-Dollar Government Bond Index (an aggregate of actively traded government bonds of 12 countries with remaining maturities of at least one year) returned 7.13%.

  Our overall portfolio strategy in the past 12 months has been to maintain reduced exposure to U.S. securities in favor of the international markets. The portion of the portfolio allocated to international securities was increased from approximately 36% to about 43%. Our strategy has also been to shift the emphasis within the funds allocated to the U.S. market away from Treasuries in favor of agency and mortgage-backed securities, as we have been able to add attractive incremental yield to the portfolio in these sectors.

U.S. Government Sector
Within the U.S. portion of the portfolio, the allocation to government agency mortgage-backed pass-through securities was increased and is currently at 42.6%. Over the past year, mortgage securities have returned 7.15%, approximately 1.52% more than the relevant Treasury/government-sponsored universe. There are several factors which helped this sector's performance. First, issues held in the portfolio yield approximately 1.0% to 1.4% more than their Treasury counterparts (although principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity). Given that yield spreads have remained somewhat constant over the past year, this yield advantage has flowed through to portfolio returns. Second, the mortgage universe is less price sensitive than the Treasury universe. This factor helped maintain value during the bond market sell-off that occurred in the early part of the year. Finally, mortgage refinancings have remained quite low despite the strong housing market. Low refinancings give investors confidence that expected yields will be realized for their portfolios. Moving forward, we remain optimistic about the mortgage sector. Yield spreads versus U.S. Treasuries are attractive relative to other sectors. Foreign buyers have emerged and U.S. agencies continue to be aggressive and opportunistic buyers. The one factor to monitor closely is a new and vigorous refinancing wave. This possibility exists in an environment which has brought U.S. Treasury 10-year yields significantly through 6.0%.

  Our ability to invest in both Treasury and mortgage-backed securities within a range of maturities has proven helpful in this rapidly changing environment. The Fund will, however, continue to adhere to its policy of avoiding any exposure to the more volatile mortgage-derivative securities.

International Sector
Foreign bond markets turned in a strong performance over the past year. Each of the 15 developed foreign markets tracked by the J.P. Morgan indices outperformed the U.S. market by a substantial margin in local currency terms. The high-yielding European markets -- Italy (up 26.47%), Spain (up 23.41%), and Sweden (up 18.58%) -- led the pack, with Canada close behind. Most yield curves steepened over the year, reflecting official rate cuts induced by slow growth and benign inflation. The U.S. dollar appreciated sharply against the German mark and the Japanese yen but lost ground against the Australian, Canadian, and New Zealand dollars, as well as against the Italian lira.

  The Fund's ability to invest up to half its assets in foreign markets allowed it to reap substantial benefit from their strength. The allocation to foreign bonds was maintained near the 50% maximum level for virtually the entire year, with emphasis on four of the five best-performing markets: Italy, Spain, Australia, and Canada. The Fund also benefited from our decision to limit exposure to foreign currencies other than the Canadian, Australian, and New Zealand dollars.

  We anticipate that European markets will continue to offer the best opportunities for capital appreciation going forward. However, the view is becoming more balanced as growth in Europe picks up and U.S. growth appears to be slowing somewhat. Efforts to meet the fiscal austerity criteria of the proposed European Monetary Union (EMU) imply that continental central banks may retain a bias toward accommodative monetary policy. In this environment, we expect the higher-yielding markets to continue to outperform as long as the prospect of membership in the EMU remains alive. We also expect the dollar to remain well supported versus European currencies. Canada and Australia remain attractive by virtue of their high real (inflation-adjusted) yields and improving fundamentals. Firmer growth in the Japanese economy makes Japanese bonds unattractive at present yield levels.

Respectfully,
/s/ Steven E. Nothern               /s/ Christopher D. Piros
    Steven E. Nothern                   Christopher D. Piros
    Portfolio Manager                   Portfolio Manager


--------------------------------------------------------------------------------

   PORTFOLIO MANAGERS' PROFILES

   STEVEN NOTHERN BEGAN HIS CAREER AT MFS IN 1986 IN THE FIXED INCOME DEPARTMENT. A GRADUATE OF MIDDLEBURY COLLEGE AND BOSTON UNIVERSITY'S GRADUATE SCHOOL OF MANAGEMENT, HE WAS NAMED ASSISTANT VICE PRESIDENT IN 1987, VICE PRESIDENT IN 1989, AND SENIOR VICE PRESIDENT IN 1993. MR. NOTHERN HAS BEEN A PORTFOLIO MANAGER OF MFS INTERMEDIATE INCOME FUND SINCE 1992.

   CHRISTOPHER PIROS JOINED MFS IN 1989 AS VICE PRESIDENT - QUANTITATIVE SERVICES IN THE FIXED INCOME DEPARTMENT. HE SERVES AS PORTFOLIO MANAGER OF MFS INTERMEDIATE INCOME FUND AND MFS INTERMEDIATE INCOME TRUST. MR. PIROS IS A GRADUATE OF NORTHWESTERN UNIVERSITY AND HOLDS A PH.D. FROM HARVARD UNIVERSITY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  FUND FACTS
  STRATEGY:               THE FUND'S INVESTMENT OBJECTIVE IS TO PRESERVE CAPITAL
                          AND PROVIDE HIGH CURRENT INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  AUGUST 1, 1988

  SIZE:                   $192.4 MILLION NET ASSETS AS OF NOVEMBER 30, 1996


   TAX FORM SUMMARY

   IN JANUARY 1997, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1996.

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
The information below and on the following page illustrates the historical performance of MFS Intermediate Income Fund Class B shares in comparison to various market indicators. Graph results do not reflect the deduction of any contingent deferred sales charges (CDSC) since the CDSC is not applicable after a six-year period. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results are historical and assume the reinvestment of dividends and capital gains.

The performance of Class A shares will be greater or less than the line shown, based on differences in loads and fees.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from August 1, 1988 through November 30, 1996)


                                            Lehman       J.P. Morgan
             MFS                           Brothers      Non-Dollar      Lehman
        Intermediate      Consumer       Intermediate    Government     Brothers
        Income Fund     Price Index -     Government        Bond        Mortgage
          Class B           U.S.            Index           Index         Index
        ------------    -------------    ------------    -----------    --------
 8/88     $10,000         $10,000          $10,000         $ 9,796       $10,290
11/88      10,474          10,152           10,238          11,215        11,869
11/90      11,888          11,291           12,478          12,311        13,142
11/92      13,628          11,983           15,240          14,590        16,267
11/94      14,001          12,633           16,353          17,568        17,100
11/96      16,860          13,401           19,639          22,518        21,042

AVERAGE ANNUAL TOTAL RETURNS

                                                                                                                        Life
                                                                        1 Year         3 Years         5 Years       of Fund+
-----------------------------------------------------------------------------------------------------------------------------------
MFS Intermediate Income Fund (Class A)
  including 4.75% sales charge                                          +1.53%         + 3.89%         + 4.86%        + 6.29%
-----------------------------------------------------------------------------------------------------------------------------------
MFS Intermediate Income Fund (Class A)
  at net asset value                                                    +6.61%         + 5.61%         + 5.88%        + 6.91%
-----------------------------------------------------------------------------------------------------------------------------------
MFS Intermediate Income Fund (Class B) with CDSC                        +1.53%         + 3.61%         + 4.85%        + 6.47%
-----------------------------------------------------------------------------------------------------------------------------------
MFS Intermediate Income Fund (Class B) without CDSC                     +5.52%         + 4.50%         + 5.15%        + 6.47%
-----------------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Non-Dollar Government Bond Index**                          +7.13%         +10.97%         +10.04%        +11.34%
-----------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate Government Bond
  Index**                                                               +5.66%         + 5.70%         + 6.86%        + 7.79%
-----------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Mortgage Index**                                        +7.22%         + 7.05%         + 7.25%        + 8.87%
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Price Index*                                                   +3.42%         + 2.89%         + 2.88%        + 3.70%
-----------------------------------------------------------------------------------------------------------------------------------

 + For the period from the commencement of investment operations, August 1, 1988 to November 30, 1996.
 * The Consumer Price Index is a popular measure of change in prices.
** Benchmark comparisions begin on August 1, 1988. Source: Lipper Analytical Services, Inc.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class B results including the contingent deferred sales charge (CDSC) reflect the applicable CDSC, which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%.

Class A share performance includes the performance of the Fund's Class B shares for periods prior to the commencement of offering of Class A shares on September 7, 1993. Sales charges and operating expenses for Class A and Class B shares differ. The Class B share performance, which is included within the Class A share performance, including the sales charge, has been adjusted to reflect the initial sales charge generally applicable to Class A shares rather than the CDSC generally applicable to Class B shares. Class A share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are higher for Class B shares.

Fund results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - November 30, 1996

Bonds - 89.8%
-----------------------------------------------------------------------------
                                           Principal Amount
Issuer                                        (000 Omitted)           Value
-----------------------------------------------------------------------------
U.S. Bonds - 52.2%
  U.S. Federal Agencies - 9.6%
    Farm Credit Systems Financial
      Assistance Co., 9.375s, 2003               $   10,000    $ 11,742,200
    Federal National Mortgage Assn.,
      6.5s, 2008                                         63          62,779
    Federal National Mortgage Assn.,
      7s, 2026                                        6,754       6,701,454
                                                               ------------
                                                               $ 18,506,433
-----------------------------------------------------------------------------
  U.S. Government Guaranteed - 42.6%
    Government National Mortgage Association - 19.7%
      GNMA, 7s, 2023 - 2026                      $   12,468    $ 12,394,345
      GNMA, 7.5s, 2023 - 2026                        13,357      13,548,972
      GNMA, 8s, 2026                                  4,773       4,919,592
      GNMA, 8.5s, 2001 - 2009                         6,827       7,140,556
                                                               ------------
                                                               $ 38,003,465
-----------------------------------------------------------------------------
    U.S. Treasury Obligations - 22.9%
      U.S. Treasury Notes, 8.75s, 1997           $    5,000    $  5,138,300
      U.S. Treasury Notes, 6.375s,
        1999                                          5,000       5,081,250
      U.S. Treasury Notes, 7.5s, 1999                 7,500       7,856,250
      U.S. Treasury Notes, 6.25s, 2001                4,000       4,068,120
      U.S. Treasury Bonds, 14.25s,
        2002                                          2,000       2,746,560
      U.S. Treasury Bonds, 12.375s,
        2004                                          3,500       4,826,710
      U.S. Treasury Bonds, 10.375s,
        2012##                                       10,800      14,264,424
                                                               ------------
                                                               $ 43,981,614
-----------------------------------------------------------------------------
Total U.S. Government Guaranteed                               $ 81,985,079
-----------------------------------------------------------------------------
Total U.S. Bonds                                               $100,491,512
-----------------------------------------------------------------------------
Foreign Bonds - 37.6%
  Australia - 9.9%
    Commonwealth of Australia, 8.75s,
      2001                              AUD           7,640    $  6,654,754
    Commonwealth of Australia, 9.75s,
      2002                                              800         731,397
    Commonwealth of Australia, 10s,
      2002                                            5,500       5,120,270
    Commonwealth of Australia, 9.5s,
      2003                                            7,100       6,534,561
                                                               ------------
                                                               $ 19,040,982
-----------------------------------------------------------------------------
  Canada - 4.8%
    Government of Canada, 7.5s, 2003    CAD           9,400    $  7,713,392
    Government of Canada, 9s, 2004                    1,700       1,516,809
                                                               ------------
                                                               $  9,230,201
-----------------------------------------------------------------------------
  Denmark - 9.8%
    Kingdom of Denmark, 6s, 1999        DKK          16,172    $  2,842,541
    Kingdom of Denmark, 9s, 2000                     24,170       4,662,507
    Kingdom of Denmark, 8s, 2001                     53,173       9,986,417
    Kingdom of Denmark, 7s, 2007                      7,855       1,356,656
                                                               ------------
                                                               $ 18,848,121
-----------------------------------------------------------------------------
  Ireland - 2.8%
    Republic of Ireland, 8s, 2000       IEP           3,000    $  5,417,902
-----------------------------------------------------------------------------
  Mexico - 1.4%
    United Mexican States, 7.563s,
      2001#                                      $    2,750    $  2,754,675
-----------------------------------------------------------------------------
  Spain - 2.6%
    Government of Spain, 10.1s, 2001    ESP         576,400    $  5,071,929
-----------------------------------------------------------------------------
  Sweden - 0.7%
    Kingdom of Sweden, 10.25s, 2000     SEK           8,200    $  1,391,937
-----------------------------------------------------------------------------
  United Kingdom - 5.6%
    United Kingdom Treasury, 9s, 2000   GBP           1,400    $  2,495,333
    United Kingdom Treasury, 7s, 2001                 1,500       2,517,567
    United Kingdom Treasury, 9.75s,
      2002                                            3,000       5,646,597
                                                               ------------
                                                               $ 10,659,497
-----------------------------------------------------------------------------
Total Foreign Bonds                                            $ 72,415,244
-----------------------------------------------------------------------------
Total Bonds (Identified Cost, $168,599,701)                    $172,906,756
-----------------------------------------------------------------------------
Short-Term Obligations - 6.8%
-----------------------------------------------------------------------------
  Bangchak Petroleum, due 2/10/97       THB          25,000    $    960,107
  Eurolira Time Deposit, due 4/21/97    ITL       6,990,000       4,632,542
  Eurolira Time Deposit, due 5/12/97              7,000,000       4,625,313
    IFCT, due 2/05/97                   THB          75,000       2,882,481
-----------------------------------------------------------------------------
Total Short-Term Obligations (Identified Cost, $12,993,189)    $ 13,100,443
-----------------------------------------------------------------------------
Repurchase Agreement - 1.7%
-----------------------------------------------------------------------------
  Investment in repurchase
    agreements with Goldman Sachs,
    in a joint trading account
    ($143,939,000 par), dated
    11/29/96, due 12/02/ 96, total
    to be received by the Fund
    $3,246,531 collateralized by
    various U.S. Treasury
    obligations (with $141,990,000
    par and valued at $146,817,903),
    at Cost                                      $    3,245    $  3,245,000
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $184,837,890)              $189,252,199
Other Assets, Less Liabilities - 1.7%                             3,186,008
-----------------------------------------------------------------------------
Net Assets - 100.0%                                            $192,438,207
-----------------------------------------------------------------------------
 #SEC Rule 144A restriction.
##Security segregated as collateral for interest rate swaps.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.
  AUD = Australian Dollars                    IEP = Irish Punts
  CAD = Canadian Dollars                      ITL = Italian Lire
  DEM = Deutsche Marks                        JPY = Japanese Yen
  DKK = Danish Kroner                         SEK = Swedish Kronor
  ESP = Spanish Pesetas                       THB = Thai Baht
  GBP = British Pounds

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
November 30, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $184,837,890)          $189,252,199
  Cash                                                                    217
  Net receivable for forward foreign currency exchange
    contracts sold                                                    252,392
  Receivable for Fund shares sold                                      22,581
  Interest receivable                                               4,000,278
  Receivable for interest rate swaps                                  308,144
  Other assets                                                         12,919
                                                                 ------------
      Total assets                                               $193,848,730
                                                                 ------------
Liabilities:
  Payable for Fund shares reacquired                             $    208,172
  Net payable for forward foreign currency exchange contracts
    purchased                                                         211,951
  Net payable for closed forward foreign currency exchange
    contracts                                                         727,444
  Payable to affiliates -
    Management fee                                                      5,052
    Shareholder servicing agent fee                                     3,350
    Distribution fee                                                   85,858
  Accrued expenses and other liabilities                              168,696
                                                                 ------------
      Total liabilities                                          $  1,410,523
                                                                 ------------
Net assets                                                       $192,438,207
                                                                 ============
Net assets consist of:
  Paid-in capital                                                $193,399,630
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                    4,030,797
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (4,226,363)
  Accumulated distributions in excess of net investment income       (765,857)
                                                                 ------------
      Total                                                      $192,438,207
                                                                 ============
Shares of beneficial interest outstanding                         22,442,998
                                                                  ==========
Class A shares:
  Net asset value per share
    (net assets of $21,290,540 / 2,483,240 shares of
      beneficial interest outstanding)                              $ 8.57
                                                                    ======
  Offering price per share (100 / 95.25)                            $ 9.00
                                                                    ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $171,147,667 / 19,959,758 shares of
      beneficial interest outstanding)                              $ 8.57
                                                                    ======
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended November 30, 1996
------------------------------------------------------------------------------
Net investment income:
  Interest income                                                 $16,534,707
                                                                  -----------

  Expenses -
    Management fee                                                $ 1,615,538
    Trustees' compensation                                             39,582
    Shareholder servicing agent fee (Class A)                          25,102
    Shareholder servicing agent fee (Class B)                         435,879
    Distribution and service fee (Class B)                          1,981,267
    Custodian fee                                                     190,109
    Auditing fees                                                      76,516
    Postage                                                            48,176
    Printing                                                           32,937
    Legal fees                                                          4,593
    Miscellaneous                                                     172,427
                                                                  -----------
      Total expenses                                              $ 4,622,126
    Fees paid indirectly                                               (6,321)
                                                                  -----------
      Net expenses                                                $ 4,615,805
                                                                  -----------
        Net investment income                                     $11,918,902
                                                                  -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $ 1,986,836
    Written option transactions                                        58,800
    Foreign currency transactions                                     861,918
    Interest rate swaps                                               337,499
    Futures contracts                                                (129,006)
                                                                  -----------
      Net realized gain on investments and foreign currency
        transactions                                              $ 3,116,047
                                                                  -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $(1,289,851)
    Written options                                                   (42,826)
    Translation of assets and liabilities in foreign currencies    (3,325,433)
    Interest rate swaps                                               308,144
                                                                  -----------
      Net unrealized loss on investments and foreign currency     $(4,349,966)
                                                                  -----------
        Net realized and unrealized loss on investments and
foreign currency                                                  $(1,233,919)
                                                                  -----------
          Increase in net assets from operations                  $10,684,983
                                                                  ===========

See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------
Year Ended November 30,                                   1996             1995
-------------------------------------------------------------------------------

Increase (decrease) in net assets:
From operations -
  Net investment income                          $ 11,918,902     $ 15,585,592
  Net realized gain (loss) on foreign currency
    transactions                                    3,116,047        1,098,197
  Net unrealized gain (loss) on investments
    and foreign currency translation               (4,349,966)      18,956,882
                                                 ------------     ------------
    Increase in net assets from operations       $ 10,684,983      $35,640,671
                                                 ------------     ------------
Distributions declared to shareholders -
  From net investment income (Class A)            $(1,050,116)       $(465,663)
  From net investment income (Class B)            (10,868,786)     (15,003,559)
  In excess of net investment income (Class A)         (6,786)          --
  In excess of net investment income (Class B)        (70,239)          --
                                                 ------------     ------------
      Total distributions declared to
        shareholders                             $(11,995,927)    $(15,469,222)
                                                 ------------     ------------

Fund share (principal) transactions -
  Net proceeds from sale of shares                 $22,417,332      $19,596,804
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions                                   6,417,230        7,773,413
  Cost of shares reacquired                       (80,056,025)     (98,621,737)
                                                 ------------     ------------
    Decrease in net assets from Fund share
      transactions                               $(51,221,463)    $(71,251,520)
                                                 ------------     ------------
      Total decrease in net assets               $(52,532,407)    $(51,080,071)
Net assets:
  At beginning of period                           244,970,614      296,050,685
                                                   -----------      -----------
  At end of period (including accumulated
    distributions in excess of net investment
    income of $765,857 and $3,713,924,
    respectively)                                 $192,438,207     $244,970,614
                                                  ============     ============

See notes to financial statements

Financial Highlights

-----------------------------------------------------------------------------
Year Ended November 30,               1996       1995       1994      1993*
-----------------------------------------------------------------------------
                                  Class A
-----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -
  beginning of period              $ 8.59     $ 7.96     $ 8.94      $ 9.11
                                   ------     ------     ------      ------
Income from investment
  operations# -
  Net investment income            $ 0.55     $ 0.57     $ 0.59      $ 0.11
  Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions                     (0.01)      0.61      (0.95)      (0.17)
                                   ------     ------     ------      ------
    Total from investment
      operations                   $ 0.54     $ 1.18     $(0.36)     $(0.06)
                                   ------     ------     ------      ------
Less distributions declared to shareholders -
  From net investment income(++)   $(0.56)    $(0.55)    $ --        $(0.09)
  From net realized gain on
   investments and
   foreign currency
   transactions                      --         --         --         (0.02)
  Tax return of capital              --         --         (0.62)      --
                                   ------     ------     ------      ------
    Total distributions
     declared to shareholders      $(0.56)    $(0.55)    $(0.62)     $(0.11)
                                   ------     ------     ------      ------
Net asset value - end of period    $ 8.57     $ 8.59     $ 7.96      $ 8.94
                                   ======     ======     ======      ======
Total return(+)                     6.61%     15.40%    (4.27)%     (0.66)%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                        1.17%      1.14%      1.18%       1.22%+
  Net investment income             6.58%      6.81%      7.10%       6.43%+
Portfolio turnover                   288%       275%       211%        376%
Net assets at end of period
 (000 omitted)                    $21,291    $12,659     $3,432        $258

   *For the period from the commencement of offering of Class A shares,
    September 7, 1993 to November 30, 1993.
   +Annualized.
  ++Not annualized.
   #Per share data for the periods subsequent to November 30, 1992 is based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 (+)Total returns for Class A shares do not include the applicable sales charge.
    If the charge had been included, the results would have been lower.
(++)The Fund had distributions in excess of net investment income of $0.003 for the year ended November 30, 1996.

See notes to financial statements

--------------------------------------------------------------------------------
Year Ended November 30,            1996      1995      1994      1993      1992
--------------------------------------------------------------------------------
                                 Class B
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -
  beginning of period            $ 8.58    $ 7.96    $ 8.93    $ 8.88    $ 9.31
                                 ------    ------    ------    ------    ------
Income from investment
  operations# -
  Net investment income          $ 0.46    $ 0.48    $ 0.47    $ 0.47    $ 0.62
  Net realized and
   unrealized gain (loss) on
   investments and foreign
   currency transactions          (0.01)     0.61     (0.92)     0.26     (0.26)
                                 ------    ------    ------    ------    ------
    Total from investment
      operations                 $ 0.45    $ 1.09    $(0.45)   $ 0.73    $ 0.36
                                 ------    ------    ------    ------    ------
Less distributions declared
  to shareholders -
  From net investment income
(++)                             $(0.46)   $(0.47)  $  --      $(0.45)   $(0.57)
  From net realized gain on
   investments and foreign
   currency transactions           --        --        --       (0.16)    (0.15)
  From paid-in capital             --        --        --        --       (0.07)
  Tax return of capital            --        --       (0.52)    (0.07)     --
                                 ------    ------    ------    ------    ------
    Total distributions
      declared to
      shareholders               $(0.46)   $(0.47)   $(0.52)   $(0.68)   $(0.79)
                                 ------    ------    ------    ------    ------
Net asset value - end of period  $ 8.57    $ 8.58    $ 7.96    $ 8.93    $ 8.88
                                 ======    ======    ======    ======    ======
Total return                      5.52%    14.12%   (5.24)%     8.42%     3.93%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                      2.24%     2.23%     2.22%     2.15%     2.20%
  Net investment income           5.47%     5.79%     5.60%     5.19%     6.70%
Portfolio turnover                 288%      275%      211%      376%      372%
Net assets at end of period
 (000 omitted)                 $171,148  $232,312  $292,619  $466,955  $347,588

   #Per share data for the periods subsequent to November 30, 1993 is based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(++)The Fund had distributions in excess of net investment income of $0.003 for the year ended November 30, 1996.

See notes to financial statements

-----------------------------------------------------------------------------
Year Ended November 30,                      1991      1990     1989   1988**
-----------------------------------------------------------------------------
                                          Class B
-----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period
                                           $ 9.23    $ 9.50   $ 9.77   $ 9.47
                                           ------    ------   ------   ------
Income from investment operations -
  Net investment income                    $ 0.58    $ 0.59   $ 0.68   $ 0.35
  Net realized and unrealized gain
   (loss) on investments and foreign
   currency transactions                     0.32     (0.02)   (0.08)    0.10
                                           ------    ------   ------   ------
    Total from investment operations       $ 0.90    $ 0.57   $ 0.60   $ 0.45
                                           ------    ------   ------   ------
Less distributions declared to
 shareholders -
  From net investment income               $(0.56)   $(0.45)  $(0.85)  $(0.12)
  From net realized gain on investments
   and foreign currency transactions        (0.14)     --      (0.02)   (0.03)
  From paid-in capital                      (0.12)    (0.39)    --      --
                                           ------    ------   ------   ------
    Total distributions declared to
      shareholders                         $(0.82)   $(0.84)  $(0.87)  $(0.15)
                                           ------    ------   ------   ------
Net asset value - end of period            $ 9.31    $ 9.23   $ 9.50   $ 9.77
                                           ======    ======   ======   ======
Total return                               10.30%     6.59%    6.60%   14.21%+
Ratios (to average net assets)/
  Supplemental data:
  Expenses                                  2.24%     2.33%    2.47%    2.79%+
  Net investment income                     6.65%     6.80%    7.13%   17.14%+
Portfolio turnover                           603%      579%     433%     120%
Net assets at end of period (000
 omitted)                                $196,753  $126,245  $75,039  $30,858

**For the period from the commencement of investment operations, August 1, 1988 to November 30, 1988.
 +Annualized.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION
MFS Intermediate Income Fund (the Fund) is a non-diversified series of MFS Series Trust II (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar-denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investment in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts, or contracts on related options, for purposes other than hedging may be made when the Fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Swap Agreements - The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex- interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended November 30, 1996, $3,025,092 was reclassified from accumulated distributions in excess of net investment income and $2,508,126 and $516,966 were reclassified to accumulated net realized loss on investments and foreign currency transactions and paid-in capital, respectively, due to differences between book and tax accounting for investment losses and currency transactions. At November 30, 1996, accumulated distributions in excess of net investment income and accumulated net realized loss on investments and foreign currency transactions under book accounting were different for tax accounting due to temporary differences in accounting for capital loss carryforward. This change had no effect on the net assets or net asset value per share.

At November 30, 1996, the Fund, for federal income tax purposes, had a capital loss carryforward of $4,226,362, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2002.

Multiple Classes of Shares of Beneficial Interest - The Fund offers both Class A and Class B shares. The two classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES
Investment Adviser - The Fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% of average daily net assets and 5.65% of gross investment income.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $10,007 for the year ended November 30, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $3,770 for the year ended November 30, 1996 as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted separate distribution plans for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. Payments of up to 0.25% per annum of the service fee will commence under the distribution plan when the value of the net assets of the Fund attributable to Class A shares first equals or exceeds $40 million. Payment of the 0.10% per annum distribution fee will commence on such date as the Trustees of the Fund may determine.

The Class B distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $57,872 for Class B shares for the year ended November 30, 1996. Fees incurred under the distribution plan during the year ended November 30, 1996 were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1996 were $52 and $468,472 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively.

(4) PORTFOLIO SECURITIES
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    Purchases         Sales
---------------------------------------------------------------------------
U.S. government securities                       $291,716,596  $334,988,401
                                                 ============  ============
Investments (non-U.S. government securities)     $210,524,540  $232,202,385
                                                 ============  ============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $184,837,890
                                                               ============
Gross unrealized appreciation                                  $  5,668,072
Gross unrealized depreciation                                    (1,253,763)
                                                               ------------
  Net unrealized appreciation                                  $  4,414,309
                                                               ============

(5) SHARES OF BENEFICIAL INTEREST
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                   Year Ended November 30, 1996  Year Ended November 30, 1995
                   ---------------------------   ----------------------------
                        Shares          Amount         Shares          Amount
-----------------------------------------------------------------------------
Shares sold          1,756,734   $  14,794,352      1,267,467   $  10,593,433
Shares issued to
 shareholders in
 reinvestment of
 distributions          82,176         689,249         37,313         309,025
Shares reacquired     (829,744)     (6,965,804)      (261,755)     (2,164,838)
                     ---------   -------------      ---------   -------------
  Net increase       1,009,166   $   8,517,797      1,043,025   $   8,737,620
                     =========   =============      =========   =============

Class B Shares
                   Year Ended November 30, 1996  Year Ended November 30, 1995
                   ---------------------------   ----------------------------
                        Shares          Amount         Shares          Amount
-----------------------------------------------------------------------------
Shares sold            904,517    $  7,622,980      1,088,366    $  9,003,371
Shares issued to
 shareholders in
 reinvestment of
 distributions         681,076       5,727,981        909,234       7,464,388
Shares reacquired   (8,687,569)    (73,090,221)   (11,699,599)    (96,456,899)
                    ----------     -----------    -----------     -----------
  Net decrease      (7,101,976)   $(59,739,260)    (9,701,999)   $(79,989,140)
                    ==========    ============     ==========    ============

(6) LINE OF CREDIT
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1996 was $2,294.

(7) Financial Instruments
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, futures contracts and swap agreements. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at November 30, 1996 is as follows:

Written Option Transactions

                                                     1996 Calls                     1996 Puts
                                                     ----------------------------   ----------------------------
                                                     Principal Amounts              Principal Amounts
                                                          of Contracts                   of Contracts
                                                         (000 Omitted)   Premiums       (000 Omitted)   Premiums
----------------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD -
  Australian Dollars                                             1,739   $ 11,064               4,297   $ 44,070
  Deutsche Marks/British Pounds                                  7,684     46,611                --        --
  Japanese Yen                                                     --       --                401,000     50,954
Options written -
  Australian Dollars                                             2,723     14,760                --        --
  Canadian Dollars                                                 --       --                  4,816     10,779
  Japanese Yen                                                     --       --                185,000     22,763
Options terminated in closing transactions -
  Australian Dollars                                            (4,462)   (25,824)             (1,642)   (10,036)
  Deutsche Marks/British Pounds                                 (7,684)   (46,611)               --        --
  Japanese Yen                                                     --       --               (586,000)   (73,717)
Options expired -
  Australian Dollars                                               --       --                 (2,655)   (34,034)
  Canadian Dollars                                                 --       --                 (4,816)   (10,779)
                                                                 -----   --------             -------   --------
OUTSTANDING, END OF PERIOD                                         --    $  --                   --     $  --
                                                                 =====   ========             =======   ========

Forward Foreign Currency Exchange Contracts
                                                                                    Net Unrealized
                                             Contracts to                          Contracts        Appreciation
                   Settlement Date        Deliver/Receive   In Exchange for         at Value      (Depreciation)
----------------------------------------------------------------------------------------------------------------
Sales                      2/20/97  AUD         2,288,642       $ 1,812,559      $ 1,861,719          $ (49,160)
                2/05/97 -  2/10/97  DEM           345,719           230,945          225,695              5,250
                          12/12/96  ESP     1,383,100,201        10,890,553       10,655,404            235,149
                2/05/97 -  2/10/97  JPY        51,070,958           461,748          452,923              8,825
                           2/03/97  SEK        18,660,467         2,833,783        2,781,455             52,328
                                                                -----------      -----------           --------
                                                                $16,229,588      $15,977,196          $ 252,392
                                                                ===========      ===========          =========
Purchases                  2/20/97  CAD        10,605,592       $ 7,979,261      $ 7,905,376          $ (73,885)
                          12/12/96  DEM        12,277,558         8,100,790        7,987,276           (113,514)
                           2/03/97  SEK        10,821,530         1,637,566        1,613,014            (24,552)
                                                                -----------      -----------           --------
                                                                $17,717,617      $17,505,666          $(211,951)
                                                                ===========      ===========          =========

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts, excluded from above, amounted to a net payable of $112,587 with Banker's Trust, $23,360 with Chase Manhattan Bank, $437,068 with Deutschebank and $283,455 with Swiss Bank Corp. and a net receivable of $129,026 with Merrill Lynch at November 30, 1996.

At November 30, 1996, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Interest Rate Swaps
                 Notional Principal            Cash Flows               Cash Flows          Unrealized
Expiration       Amount of Contract      Paid by the Fund     Received by the Fund        Appreciation
------------------------------------------------------------------------------------------------------
10/22/01         ITL  6,990,000,000         ITL-LIBOR-BBA                   8.055%            $308,144
                                                                                              -------

At November 30, 1996, the Fund has segregated sufficient cash and/or securities to cover margin requirements on open interest rate swaps.

INDEPENDENT AUDITORS' REPORT
To the Trustees of MFS Series Trust II and Shareholders of MFS Intermediate Income Fund: We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Intermediate Income Fund (one of the series constituting MFS Series Trust II) as of November 30, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1996 and 1995, and the financial highlights for each of the years in the nine-year period ended November 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Intermediate Income Fund at November 30, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 3, 1997

                  --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) INTERMEDIATE INCOME FUND

TRUSTEES                                                ASSISTANT SECRETARY
A. Keith Brodkin* - Chairman and President              James R. Bordewick, Jr.*
Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),              CUSTODIAN
Massachusetts Financial Services Company;               State Street Bank and Trust Company
Director, Cambridge Bancorp;
Director, Cambridge Trust Company                       AUDITORS
Marshall N. Cohan - Private Investor                    Deloitte & Touche LLP
Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;                  INVESTOR INFORMATION
Professor of Surgery, Harvard Medical School            For MFS stock and bond market outlooks,
The Hon. Sir J. David Gibbons, KBE - Chief              call toll free: 1-800-637-4458 anytime from
Executive Officer, Edmund Gibbons Ltd.;                 a touch-tone telephone.
Chairman, Bank of N.T. Butterfield & Son Ltd.
Abby M. O'Neill - Private Investor;                     For information on MFS mutual funds,
Director, Rockefeller Financial Services, Inc.          call your financial adviser or, for an
(investment advisers)                                   information kit, call toll free:
Walter E. Robb, III - President and Treasurer,          1-800-637-2929 any business day from
Benchmark Advisors, Inc. (corporate financial           9 a.m. to 5 p.m. Eastern time (or leave
consultants); President, Benchmark Consulting           a message anytime).
Group, Inc. (office services); Trustee,
Landmark Funds (mutual funds)                           INVESTOR SERVICE
Arnold D. Scott* - Senior Executive Vice                MFS Service Center, Inc.
President, Director and Secretary,                      P.O. Box 2281
Massachusetts Financial Services Company                Boston, MA 02107-9906
Jeffrey L. Shames* - President and Director,
Massachusetts Financial Services Company                For general information, call toll free:
J. Dale Sherratt - President, Insight                   1-800-225-2606 any business day from
Resources, Inc.                                         8 a.m. to 8 p.m. Eastern time.
(acquisition planning specialists)
Ward Smith  - Former Chairman (until 1994),             For service to speech- or hearing-impaired,
NACCO Industries; Director, Sundstrand                  call toll free: 1-800-637-6576 any business
Corporation                                             day from 9 a.m. to 5 p.m. Eastern time.
                                                        (To use this service, your phone must be equipped
INVESTMENT ADVISER                                      with a Telecommunications Device for the Deaf.)
Massachusetts Financial Services Company
500 Boylston Street                                     For share prices, account balances and
Boston, MA 02116-3741                                   exchanges, call toll free: 1-800-MFS-TALK
                                                        (1-800-637-8255) anytime from a touch-tone
DISTRIBUTOR                                             telephone.
MFS Fund Distributors, Inc.
500 Boylston Street                                     WORLD WIDE WEB
Boston, MA 02116-3741                                   www.mfs.com

PORTFOLIO MANAGERS                                                                 TOP RATED SERVICE
Steven E. Nothern*                                                    For the third year in a row,
Christopher D. Piros*                                   [DALBAR         MFS earned a #1 ranking in the
                                                        LOGO]          DALBAR, Inc. Broker/Dealer
TREASURER                                                             Survey, Main Office Operations
W. Thomas London*                                                   Service Quality Category. The
                                                        firm achieved a 3.48 overall score on a
ASSISTANT TREASURER                                     scale of 1 to 4 in the 1996 survey. A total
James O. Yost*                                          of 110 firms responded, offering input on the
                                                        quality of service they received from 29
SECRETARY                                               mutual fund companies nationwide. The survey
Stephen E. Cavan*                                       contained questions about service quality in
                                                        15 categories, including "knowledge of phone
                                                        service contracts," "accuracy of transaction
                                                        processing," and "overall ease of doing
                                                        business with the firm."
*Affiliated with the Investment Adviser

MFS(R) INTERMEDIATE                                         -------------
INCOME FUND                 [DALBAR                         BULK RATE
                             LOGO]                          U.S. POSTAGE
500 Boylston Street    TOP-RATED SERVICE                    P A I D
Boston, MA 02116                                            PERMIT #55638
                                                            BOSTON, MA
                                                            -------------



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